UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2016

LIGAND PHARMACEUTICALS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-33093	77-0160744
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3911 Sorrento Valley Boulevard, Suite 110, San Diego, California 92121
(Address of principal executive offices) (Zip Code)

(858) 550-7500
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On September 21, 2016, Ligand and its wholly-owned subsidiaries CyDex Pharmaceuticals, Inc. and Neurogen Corporation entered into a License Agreement and a Supply Agreement with privately-held Seelos Therapeutics, Inc.

On September 22, 2016, Ligand issued a press release entitled “Ligand Licenses Four Programs to Seelos Therapeutics, Inc.”
A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
As further information, Ligand discloses that under such License Agreement, the royalty rates payable to Ligand for net sales of licensed products arising under the four respective licensed programs are as follows:
Aplindore Program (licensed products for Parkinson’s disease and/or for restless legs syndrome):    tiered

annual net sales from $0 up to $500,000,000	7%;
annual net sales greater than $500,000,000 but less than or equal to $1,000,000,000	8.5%;
annual net sales greater than $1,000,000,000	10%

Aplindore Program (all other licensed products):	4%
Captisol-enabled™ Acetaminophen Program:	4%
CRTh2 Antagonist Program:	4%
H3 Receptor Program:	4%

Such royalty rates will be reduced for sales made when a licensed product is not covered by a valid patent. Royalties are payable until the later of (a) 3 years after the expiry, invalidation, revocation, unenforceability or other lapse of the last Ligand patent covering the applicable licensed product in a given country or (b) the 10th anniversary of the first commercial sale of the licensed product in such country.

Also, Ligand discloses that the aggregate potential milestone payments associated directly with the four respective licensed programs are as follows (based on one maximizing licensed product, for one indication, from each such program):

Aplindore Program:	$36,000,000
Captisol-enabled™ Acetaminophen Program:	$36,000,000
CRTh2 Antagonist Program:	$36,000,000
H3 Receptor Program:	$36,000,000

Additional milestone payments for regulatory milestones are available for an additional Aplindore Program licensed product for Parkinson’s disease or restless legs syndrome, and/or for additional licensed products and/or multiple indications within any of the four programs.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.
Exhibit No.    Description
99.1        Press release dated September 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date:    September 22, 2016
By:     /s/ Charles S. Berkman
Name: Charles S. Berkman
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX
Exhibit No.    Description
99.1        Press release dated September 22, 2016.